UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2022
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland                001-34995                27-1712193
(State or other jurisdiction             (Commission File Number)        (IRS Employer Identification No.)
of incorporation)
3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327
(Address of Principal Executive Offices) (Zip code)

Registrant's telephone number, including area code: (770) 818-4100

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading Symbol        Name of each exchange on which registered
Common Stock, par value $.01 per share         APTS                 NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 16, 2022, Preferred Apartment Communities, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 16, 2022, by and among Pike Parent LLC (“Parent”), Pike Merger Sub I LLC (“Merger Sub I”), Pike Merger Sub II LLC (“Merger Sub II”), Pike Merger Sub III LLC (“Merger Sub III” and, together with Parent, Merger Sub I and Merger Sub II, the “Parent Parties”), the Company, Preferred Apartment Communities Operating Partnership, L.P. (the “Partnership”), and PAC Operations, LLC (“Operations”). Upon the terms and subject to the conditions of the Merger Agreement, at the closing of the Mergers (the “Closing”), first, Merger Sub II will merge with and into the Partnership (the “Partnership Merger”), second, immediately following the Partnership Merger, Operations will merge with and into Merger Sub III (the “Operations Merger”) and, finally, immediately following the Operations Merger, the Company will merge with and into Merger Sub I (the “Company Merger” and, together with the Partnership Merger and the Operations Merger, the “Mergers”).

Upon completion of the Partnership Merger, the Partnership will survive and the separate existence of Merger Sub II will cease. Upon completion of the Operations Merger, Merger Sub III will survive and the separate existence of Operations will cease. Upon completion of the Company Merger, Merger Sub I will survive and the separate existence of the Company will cease. The Mergers and the other transactions contemplated by the Merger Agreement were unanimously approved by the Company’s Board of Directors (the “Board”). The Parent Parties are affiliates of Blackstone Real Estate Income Trust, Inc. (“BREIT”), which is an affiliate of Blackstone Inc.

Merger Consideration – The Company Merger

Pursuant to the terms and subject to the conditions in the Merger Agreement, at the effective time of the Company Merger (the “Company Merger Effective Time”), each share of common stock (or fraction thereof), $0.01 par value per share, of the Company (“Company Common Stock”) that is issued and outstanding immediately prior to the Company Merger Effective Time will be automatically cancelled and converted into the right to receive an amount in cash equal to $25.00 (the “Common Stock Consideration”), without interest. In addition, at the Company Merger Effective Time, each share of preferred stock (or fraction thereof), $0.01 par value per share, of the Company (“Company Preferred Stock”) that is issued and outstanding immediately prior to the Company Merger Effective Time will be automatically cancelled and converted into the right to receive an amount in cash equal to $1,000 per share, plus any accrued but unpaid dividends, if any, to and including the closing date of the Mergers (the “Closing Date”) with respect to such share of Company Preferred Stock, without interest.

Notwithstanding the foregoing, each share of Company Common Stock and Company Preferred Stock then held by the Company or any subsidiary of the Company or held by the Parent Parties or any of their respective subsidiaries, if any, will no longer be outstanding and will automatically be retired and will cease to exist, and no consideration will be paid, nor will any right inure or be made with respect to such shares of Company Common Stock and Company Preferred Stock in connection with or as a consequence of the Company Merger.

Merger Consideration – The Partnership Merger

Pursuant to the terms and subject to the conditions in the Merger Agreement, at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each Class A Unit (or fraction thereof) of the Partnership (the “Class A Partnership Units”) that is issued and outstanding immediately prior to the Partnership Merger Effective Time will be automatically cancelled and converted into the right to receive an amount in cash equal to the Common Stock Consideration, without interest.

Notwithstanding the foregoing, (x) each Class A Partnership Unit, each GP Unit (as defined in the Merger Agreement) of the Partnership and each Preferred Partnership Unit (as defined the Merger Agreement) of the Partnership then held by the Company or any wholly owned subsidiary of the Company will be unaffected by the Partnership Merger and will remain outstanding, and (y) each Class A Partnership Unit and each Preferred Partnership Unit then held by the Parent Parties or their respective wholly owned subsidiaries, if any, will no longer be outstanding and will automatically be retired and will cease to exist, and no consideration will be paid, nor will any right inure or be made with respect to such Class A Partnership Units or such Preferred Partnership Units in connection with or as a consequence of the Partnership Merger.

In addition, each vested Class B Unit (or fraction thereof) of the Partnership that is issued and outstanding immediately prior to the Partnership Merger Effective Time that becomes an “Earned Class B Unit” (pursuant to the terms of the applicable award agreement) and which has a Capital Account (as defined in the agreement of limited partnership of the Partnership (the “Partnership Agreement”) equal to the Average Capital Account Balance (as defined in the Partnership Agreement) (taking into account any allocations that would be deemed to occur pursuant to the terms of Partnership Agreement) will automatically be converted into a Class A Partnership Units. Thereafter, the Class A Partnership Units issued in respect of the converted Earned Class B Units will be treated as Class A Partnership Units for purposes of the Merger Agreement (as set forth above). Any issued and outstanding Class B Unit of the Partnership that is not an Earned Class B Unit will terminate without consideration immediately prior to the Partnership Merger Effective Time.

Merger Consideration – Operations Merger

Pursuant to the terms and subject to the conditions in the Merger Agreement, at the effective time of the Operations Merger (the “Operations Merger Effective Time”), each preferred share of Operations (“Operations Preferred Shares”) that is issued and outstanding immediately prior to the Operations Merger Effective Time and owned by a third party will be automatically cancelled and converted into the right to receive an amount in cash equal to $1,100 per share, plus any accrued but unpaid dividends, if any, to and including the Closing Date with respect to such Operations Preferred Share.

Notwithstanding the foregoing, each common share of Operations (“Operations Common Shares”) then held by any person and each Operations Preferred Share then held by the Company or any subsidiary of the Company or by the Parent Parties or any of their respective subsidiaries, if any, will no longer be outstanding and will automatically be retired and will cease to exist, and no consideration will be paid, nor will any right inure or be made with respect to such Operations Common Shares or Operations Preferred Shares in connection with or as a consequence of the Operations Merger.

Company Equity Awards

Pursuant to the terms and subject to the conditions in the Merger Agreement, immediately prior to the Company Merger Effective Time, each outstanding share of unvested time-vested restricted Company Common Stock (“Time-Vested Restricted Stock”) granted pursuant to the Company’s 2019 Stock Incentive Plan or the Company’s 2011 Stock Incentive Plan (collectively, the “Long-Term Incentive Plans”) will automatically become fully vested and all restrictions and reacquisition rights thereon will lapse, and thereafter all shares of Company Common Stock represented thereby will be considered outstanding for all purposes under the Merger Agreement and will have the right to receive the Common Stock Consideration, less any applicable withholding taxes.

In addition, immediately prior to the Company Merger Effective Time, each outstanding award of unvested performance-based restricted stock unit (“Performance Stock Unit”) granted pursuant to the Long-Term Incentive Plans which remains subject to vesting based all or in part on future achievement of performance goals, will become earned and vested with respect to that number of shares of Company Common Stock subject to such Performance Stock Unit in accordance with the terms of such Performance Stock Unit (but without applying any pro-ration for the number of days of employment during the shortened Performance Period ending on Closing Date) based on the achievement of the applicable performance goals set forth in the award agreement governing such Performance Stock Unit (as determined by the compensation committee of the Board) as measured from the beginning of the applicable performance period through the Closing Date (or the latest practicable date prior thereto that performance can be assessed) (each such earned Performance Stock Unit, and each other outstanding Performance Stock Unit for which the applicable performance period completed prior to the Closing Date but which remains subject to service vesting conditions, an “Earned PSU”). At the Company Merger Effective Time, each Earned PSU will be canceled in exchange for the right to receive an amount in cash (without interest, and less any applicable income and employment withholding Taxes) equal to the Common Stock Consideration for each Earned PSU. Each Performance Stock Unit that does not become an Earned PSU will terminate without consideration immediately prior to the Company Merger Effective Time.

Each restricted stock unit that vests upon the satisfaction of service conditions and becomes earned based on Company market capitalization increases relevant to target market thresholds (“Market Cap Restricted Stock Unit”) issued and outstanding as of immediately prior to the Company Merger Effective Time that is an Earned RSU and each restricted stock unit subject to a service-based vesting requirement granted under the Long-Term Incentive Plan (a “Time Vested RSU”) (whether vested or unvested) issued and outstanding as of immediately prior to the Company Merger Effective Time will be canceled in exchange for the right to receive an amount in cash (without interest, and less any applicable income and employment withholding Taxes) equal to the Common Stock Consideration for each Earned RSU or Time Vested RSU (as applicable). Any issued and outstanding Market Cap Restricted Stock Unit that is not an Earned RSU as of immediately prior to the Company Merger Effective Time will terminate without consideration immediately prior to the Company Merger Effective Time.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants by the Company to conduct its business in all material respects in the ordinary course of business and in a manner consistent with past practice, subject to certain exceptions, during the period between the execution of the Merger Agreement and the consummation of the Mergers. The obligations of the parties to consummate the Merger are not subject to any financing condition or the receipt of any financing by the Parent Parties.

Closing Conditions

The consummation of the Mergers is subject to certain customary closing conditions, including, among others, approval of the Company Merger by the affirmative vote of the holders of 66 2/3% of the outstanding shares of Company Common Stock entitled to cast a vote on the Company Merger (the “Stockholder Approval”). The Merger Agreement requires the Company to convene a stockholders’ meeting for the purpose of obtaining the Stockholder Approval.

Go Shop Solicitation Period.

Until 11:59 p.m. (New York City time) on March 18, 2022 (the “No-Shop Period Start Date”), the Company and its subsidiaries and their representatives have the right to solicit, initiate, encourage or facilitate any inquiry, indication of interest or request for information or discussions from any person or group (an “Inquiry”) that constitutes, or could reasonably be expected to lead to, a Competing Proposal (as defined in the Merger Agreement), including by providing non-public information regarding the Company to any person pursuant to an acceptable confidentiality agreement, and engage in any discussions or negotiations with any persons and their respective representatives with respect to a Competing Proposal or potential Competing Proposal or interest or potential interest with respect thereto, or otherwise cooperate with, assist or participate in, or facilitate any Inquiries. Within one business day after the No-Shop Period Start Date, the Company must notify Parent of the identity of each person from whom the Company received a Competing Proposal during such period, including any Excluded Parties (as defined in the Merger Agreement), and provide a copy of such Competing Proposal and any other written terms or proposals. The Company and its subsidiaries and their respective representatives may continue to engage in the activities described above with respect to an Excluded Party until 11:59 p.m. (New York City time) on March 28, 2022 (the “Cut-Off Time”).

From and after the No-Shop Period Start Date, other than as permitted with respect to Excluded Parties as described above, the Company has agreed not to solicit or enter into an agreement regarding a Competing Proposal or Inquiry, and, subject to certain exceptions, is not permitted to enter into discussions or negotiations concerning, or provide non-public information to a third party in connection with, any Competing Proposal or Inquiry. However, the Company may, prior to obtaining the Stockholder Approval, engage in discussions or negotiations and provide non-public information to a third party that has made an unsolicited bona fide written Competing Proposal that did not result from a breach of the non-solicit provisions of the Merger Agreement if the Board determines in good faith, after consultation with the Company’s outside legal counsel and financial advisor, that such Competing Proposal constitutes a Superior Proposal (as defined in the Merger Agreement) or could reasonably be expected to lead to a Superior Proposal.

Prior to obtaining the Stockholder Approval, the Board may, in certain circumstances, effect an Adverse Recommendation Change (as defined in the Merger Agreement), subject to complying with specified notice and other conditions set forth in the Merger Agreement.

Termination of the Merger Agreement

The Merger Agreement may be terminated under certain circumstances by the Company, including prior to obtaining the Stockholder Approval, if, after following certain procedures and adhering to certain restrictions, the Board effects an Adverse Recommendation Change in connection with a Superior Proposal and the Company enters into a definitive agreement providing for the implementation of a Superior Proposal. In addition, Parent may terminate the Merger Agreement under certain circumstances and subject to certain restrictions, including if the Board effects an Adverse Recommendation Change.

The Company will be required to pay a termination fee to Parent equal to $25,000,000 if the Merger Agreement is terminated by the Company prior to the Cut-Off Time to enter into a Superior Proposal with an Excluded Party. The Company will be required to pay a termination fee to Parent equal to $80,000,000 if the Merger Agreement is terminated under certain other circumstances. In certain other circumstances, Parent will be required to pay the Company a reverse termination fee of $300 million upon termination of the Merger Agreement. BREIT’s operating partnership has guaranteed payment of the reverse termination fee and certain expenses.

Dividends

The Company may continue to pay one regular quarterly dividend of no more than $0.175 per share of Company Common Stock for the first quarter of 2022. Thereafter, the Company may not pay dividends except as necessary to preserve its tax status as a real estate investment trust (“REIT”), and any such dividends would result in an offsetting decrease to the Common Stock Consideration.

Warrants

The Company intends to amend the terms of the agreements governing the outstanding warrants to purchase Company Common Stock (“Company Warrants”), effective as of the Company Merger Effective Time, such that each holder of a Company Warrant that is thereafter exercisable, but not exercised as of the Company Merger Effective Time, shall be entitled, upon exercise, to receive in respect of each share of Company Common Stock underlying such Company Warrant immediately prior to the Company Merger Effective Time only an amount of cash equal to the difference between the Common Stock Consideration and the “Exercise Price”
(as defined in the agreements governing the Company Warrants) for each such share.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to provide stockholders with information regarding its terms. It is not intended to provide any other factual or financial information about the Company, Parent or any of their respective affiliates or businesses. The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties have been qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Stockholders should not rely on the representations, warranties, covenants and agreements contained in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub I, Merger Sub II, Merger Sub III or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent, Merger Sub I, Merger Sub II, Merger Sub III and their respective affiliates and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that the Company will make with the Securities and Exchange Commission (“SEC”).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 16, 2022, the Board approved and adopted the first amendment (the “Bylaws Amendment”) to the Company’s Fifth Amended and Restated Bylaws, as amended (the “Bylaws”), which provides that unless the Company consents in writing to the selection of an alternative forum, (i) the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, shall be the sole and exclusive forum for (a) any Internal Corporate Claim as defined under the Maryland General Corporation Law (the “MGCL”), (b) any derivative action or proceeding brought on behalf of the Company, (c) any action asserting a claim of breach of any duty owed by any director or officer or other employee of the Company to the Company or its stockholders, (d) any action asserting a claim against the Company or any director, officer or other employee of the Company arising pursuant to any provision of the MGCL, the Company’s charter or Bylaws or (e) any other action asserting a claim against the Company or any director or officer or other employee of the Company that is governed by the internal affairs doctrine, and (ii) the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. The Bylaws Amendment became effective on February 16, 2022.

The foregoing description of the Bylaws Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws Amendment, which is filed as Exhibit 3.1 hereto, and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On February 16, 2022, the Company issued a press release announcing the execution of the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 7.01 of this report, including the information in the press release attached as Exhibit 99.1 to this report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This Current Report relates to the proposed merger transaction involving the Company. In connection with the proposed merger, the Company will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A (the “Proxy Statement”). This Current Report is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to the Company’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the proxy statement and other documents filed by the Company (when available) at its website, www.pacapts.com, or at the SEC’s website, www.sec.gov. The proxy statement and other relevant documents may also be obtained for free from the Company by directing such request to Preferred Apartment Communities, Inc., to the attention of the Corporate Secretary, 3284 Northside Parkway NW, Suite 150, Atlanta, GA 30327.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the SEC on March 1, 2021, its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 15, 2021 and subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions.

Cautionary Statement Regarding Forward Looking Statements

This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, are forward-looking statements that contain our current expectations about future results. These forward-looking statements are based on certain assumptions and expectations made by the Company, which reflect our management’s experience, estimates and perception of historical trends, current conditions and anticipated future developments. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or anticipated in the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: (i) the timing of the closing of the transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the transaction will not occur; (ii) the proposed transaction may involve unexpected costs, liabilities or delays; (iii) the Company’s business may suffer as a result of uncertainty surrounding the proposed transaction; (iv) the risk that the proposed transaction disrupts the Company’s current plans and operations or diverts management’s or employees’ attention from ongoing business operations; (v) the risk of potential difficulties with the Company’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties as a result of the proposed transaction; (vi) the possible failure of the Company to maintain its qualification as a REIT; (vii) stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (viii) the Company may be adversely affected by other economic, business or competitive factors; (ix) the occurrence of any event, change or other circumstances could give rise to the termination of the definitive merger agreement; and (x) other risks to the consummation of the proposed transaction, including the risk that the proposed transaction will not be consummated within the expected time period or at all. When considering these forward-looking statements, you should also keep in mind the risk factors and other cautionary statements found in the Company’s respective filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2020 and subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

All forward-looking statements, expressed or implied, included in this release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue.

Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this release. The Company claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

2.1    Agreement and Plan of Merger, dated as of February 16, 2022, by and among Pike Parent LLC, Pike Merger Sub I LLC, Pike Merger Sub II LLC, Pike Merger Sub III LLC, Preferred Apartment Communities, Inc., Preferred Apartment Communities Operating Partnership, L.P., and PAC Operations, LLC
3.1    First Amendment to Fifth Amended and Restated Bylaws of Preferred Apartment Communities, Inc.
99.1    Press Release, dated February 16, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: February 16, 2022	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
Executive Vice President, General Counsel and Corporate Secretary